Exhibit 99.1

Quarterly
Operating Supplement
Second Quarter 2006

1	Quarterly Operating Supplement for the Period Ended June 30, 2006 / Table of Contents

Radian Asset Assurance Inc.

Quarterly Operating Supplement

June	30, 2006

Introductory Note

This operating supplement presents financial information for Radian Asset Assurance Inc. (Radian) and its consolidated subsidiaries on a GAAP basis. Please visit our website at www.radian.biz on or about August 21, 2006 for selected statutory information.

Company Profile

Radian, founded in 1985 and rated AA by Standard & Poor’s, a division of The McGraw-Hill Companies (S&P) and Fitch Ratings and Aa3 by Moody’s Investor Service (Moody’s), is a leading financial guarantor of structured finance and public finance transactions. As a direct writer of financial guaranty insurance for municipal bonds, asset-backed securities and structured transactions, Radian plays an important role in extending the benefits of insurance to a broad range of institutions and securities issuers. Radian is also a leading provider of reinsurance to the major monoline financial guarantors. In addition, Radian provides Trade Credit reinsurance, which was placed in runoff in 2005.

Radian is a subsidiary of Radian Group Inc. (NYSE: RDN), a global credit risk management company headquartered in Philadelphia with significant operations in both New York and London.

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President, Public Finance - Marketing
1 877 337.4925 (within the U.S.)	1 212 984.9222
1 212 983.3100	john.deluca@radian.biz
www.radian.biz

2	Quarterly Operating Supplement for the Period Ended June 30, 2006 / Introductory Note / Company Profile / Company Information

Radian Asset Assurance Inc.

Consolidated GAAP Income Statements* ($ Thousands)

                (Unaudited)

	Quarter ended		Six months ended
	June 30 2006	June 30 2005	June 30 2006	June 30 2005
Revenues
Gross premiums written	$81,632	$63,035	$137,362	$77,150
Ceded premiums written	(100)	(307)	(2,314)	(2,830)

Net premiums written	81,532	62,728	135,048	74,320
(Increase) decrease in deferred premium revenue	(32,439)	(15,931)	(36,040)	25,249

Premiums earned	49,093	46,797	99,008	99,569

Net investment income	22,557	21,282	44,337	42,905
Gain on sale of investments	1,722	1,734	1,469	5,116
Change in fair value of derivative instruments	(21,289)	8,927	(12,780)	(2,252)

Total revenues	52,083	78,740	132,034	145,338

Expenses
Losses and loss adjustment expenses	6,937	3,781	14,119	14,916
Policy acquisition costs	10,948	11,692	24,920	26,157
Other operating expenses	15,174	14,849	30,019	28,906
Other expense	4,006	3,146	7,458	6,069

Total expenses	37,065	33,468	76,516	76,048

Income before income taxes	15,018	45,272	55,518	69,290
Income tax expense	226	10,759	10,162	12,952

Net income	$14,792	$34,513	$45,356	$56,338

*	See Consolidated Explanatory Notes on page 16.

3	Quarterly Operating Supplement for the Period Ended June 30, 2006 / Consolidated GAAP Income Statements

Radian Asset Assurance Inc.

Consolidated GAAP Balance Sheets* ($ Thousands)**

                (Unaudited)

	June 30 2006	December 31 2005
Assets
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $1,988,945 and $1,934,133)	$2,001,515	$1,987,565
Trading securities, at fair value (cost $16,013 and $17,318)	23,952	23,264
Common stock, at fair value (cost $931 and $931)	1,164	1,164
Short-term investments	75,166	101,691

Total Investments	2,101,797	2,113,684

Cash and cash equivalents	5,147	5,925
Accrued interest and dividends receivable	26,676	26,372
Premiums and other receivables	41,031	39,824
Deferred policy acquisition costs	146,524	140,658
Prepaid reinsurance premiums	2,428	1,546
Reinsurance recoverable on unpaid losses	2,524	2,699
Prepaid federal income taxes	14,995	14,995
Federal income tax recoverable	34,077	3,163
Credit derivatives	74,025	23,385
Other assets	26,356	10,954

Total Assets	$2,475,580	$2,383,205

Liabilities and Shareholder’s Equity

Liabilities
Losses and loss adjustment expenses	$178,958	$186,425
Reinsurance payable on paid losses and loss adjustment expenses	3,771	6,142
Deferred premium revenue	671,690	634,424
Deferred federal income taxes	81,585	66,231
Payable to affiliates	5,209	8,065
Accrued expenses and other liabilities	42,701	21,439

Total Liabilities	983,914	922,726

Shareholder’s Equity
Common stock — $150 par value
Authorized, issued and outstanding — 100,000 shares	15,000	15,000
Additional paid-in capital	598,328	590,579
Retained earnings	863,063	817,708
Accumulated other comprehensive income	15,275	37,192

Total Shareholder’s Equity	1,491,666	1,460,479

Total Liabilities and Shareholder’s Equity	$2,475,580	$2,383,205

*	See Consolidated Explanatory Notes on page 16.
**	Except share amounts.

4	Quarterly Operating Supplement for the Period Ended June 30, 2006 / Consolidated GAAP Balance Sheets

Radian Asset Assurance Inc.

Consolidated Gross Premiums Written by Product* ($ Thousands)

	Quarter ended		Percent Change	Six months ended		Percent Change
	June 30 2006	June 30 2005		June 30 2006	June 30 2005
Public Finance Direct	$24,837	$13,313	86.6%	$38,405	$28,746	33.6%
Structured Finance Direct	21,384	15,823	35.1%	39,739	32,660	21.7%
Public Finance Reinsurance	28,712	20,954	37.0%	46,695	37,980	22.9%
Structured Finance Reinsurance	5,452	6,384	–14.6%	8,505	13,263	–35.9%
Trade Credit Reinsurance	1,247	6,561	–81.0%	4,018	19,243	–79.1%

	81,632	63,035	29.5%	137,362	131,892	4.1%

Impact of Recapture	—	—	—	—	(54,742)	100.0%

	$81,632	$63,035	29.5%	$137,362	$77,150	78.0%

Consolidated Net Premiums Earned by Product* ($ Thousands)

	Quarter ended		Percent Change	Six months ended		Percent Change
	June 30 2006	June 30 2005		June 30 2006	June 30 2005
Public Finance Direct	$7,450	$8,053	–7.5%	$15,293	$17,016	–10.1%
Structured Finance Direct	22,757	18,828	20.9%	44,260	36,990	19.7%
Public Finance Reinsurance	7,865	7,090	10.9%	16,158	15,603	3.6%
Structured Finance Reinsurance	5,642	3,753	50.3%	10,283	11,019	–6.7%
Trade Credit Reinsurance	5,379	9,073	–40.7%	13,014	23,480	–44.6%

	49,093	46,797	4.9%	99,008	104,108	–4.9%

Impact of Recapture	—	—	—	—	(4,539)	100.0%

	$49,093	$46,797	4.9%	$99,008	$99,569	–0.6%

Consolidated Net Unearned Premium Amortization and Estimated Future Installment Premiums**

As of June 30, 2006

($ Millions)

	Ending Net Unearned Premiums	Unearned Premium Amortization	Future Installments	Total Premium Earnings
2006	$608.8	$60.5	$28.1	$88.6
2007	540.4	68.4	73.1	141.5
2008	482.8	57.6	55.8	113.4
2009	435.9	46.9	48.0	94.9
2010	395.7	40.2	35.7	75.9

2006 – 2010	395.7	273.6	240.7	514.3
2011 – 2015	230.9	164.8	86.3	251.1
2016 – 2020	116.8	114.1	24.2	138.3
2021 – 2025	46.1	70.7	14.2	84.9
After 2025	—	46.1	16.7	62.8

Total	—	$669.3	$382.1	$1,051.4

*	See Consolidated Explanatory Notes on page 16.
**	This table depicts the expected amortization of the unearned premium for the existing financial guaranty portfolio, assuming no advance refundings as of June 30, 2006. Expected maturities will differ from contractual maturities because borrowers have the right to call or repay financial guaranty obligations. Unearned premium amounts are net of prepaid reinsurance.

5	Quarterly Operating Supplement for the Period Ended June 30, 2006 / Consolidated: Gross Premiums Written / Net Premiums Earned / Net Unearned Premium

Radian Asset Assurance Inc.

Consolidated Selected Loss Information*

($ Thousands)

Components of Claims Paid and Incurred Losses and Loss Adjustment Expenses

	Quarter ended		Six months ended
	June 30 2006	June 30 2005	June 30 2006	June 30 2005
Claims Paid
Trade Credit	$4,089	$5,289	$7,816	$9,647
Financial Guaranty	6,706	(743)	6,497	11,485
Conseco Finance Corp	4,428	7,981	8,745	15,950

Total	$15,223	$12,527	$23,058	$37,082

Incurred Losses and Loss Adjustment Expenses
Trade Credit	$2,898	$451	$6,493	$7,054
Financial Guaranty	4,039	3,330	8,908	7,862
Conseco Finance Corp	—	—	(1,282)	—

Total	$6,937	$3,781	$14,119	$14,916

Net (recoveries) payments under derivative contracts	$(1,226)	$(2,140)	$65,413	$(4,376)

Components of Losses and Loss Adjustment Expense Reserves

	June 30 2006	December 31 2005
Financial Guaranty
Case	$47,047	$53,928
Allocated non-specific	20,750	27,750
Unallocated non-specific	60,934	54,878

	128,731	136,556

Trade Credit and Other
Case	23,726	19,051
IBNR	26,501	30,818

	50,227	49,869

Total	$178,958	$186,425

*	See Consolidated Explanatory Notes on page 16.

6	Quarterly Operating Supplement for the Period Ended June 30, 2006 / Consolidated Selected Loss Information

Radian Asset Assurance Inc.

Consolidated Selected Derivative Information*

($ Millions)

Balance Sheet Information

	June 30 2006	December 31 2005
Notional value	$33,752.9	$22,724.8

Gross unrealized gains	$108.7	$95.5
Gross unrealized losses	34.7	72.1

Net gains	$74.0	$23.4

Income Statement Information

	Quarter ended		Six months ended
	June 30 2006	June 30 2005	June 30 2006	June 30 2005
(Losses) gains on trading securities	$(1.7)	$(2.9)	$2.0	$(2.3)
Net unrealized (losses) gains recorded on derivatives	(19.6)	11.8	(14.8)	—

Change in fair value of derivative instruments	$(21.3)	$8.9	$(12.8)	$(2.3)

Net Unrealized Gains and (Losses)

	June 30 2006	December 31 2005
Balance at January 1	$23.4	$25.3

Net unrealized (losses) gains recorded	(14.8)	5.7
Settlements of derivatives contracts:
Defaults
Recoveries	(2.7)	(7.7)
Payments	68.1	0.1
Early termination receipts	—	—

Balance at end of period	$74.0	$23.4

*	See Consolidated Explanatory Notes on page 16.

7	Quarterly Operating Supplement for the Period Ended June 30, 2006 / Selected Consolidated Derivative Information

Radian Asset Assurance Inc.

Consolidated Investment Portfolio Highlights*

($ Millions)

Asset Quality**	Book Value (06/30/2006)	Percent of Book Value	Book Value (12/31/2005)	Percent of Book Value
AAA	$1,390.6	66.1%	$1,422.0	67.3%
AA	373.6	17.8%	397.0	18.8%
A	188.1	8.9%	169.9	8.0%
BBB	138.4	6.6%	116.8	5.5%
BIG	3.5	0.2%	—	0.0%
NR	6.5	0.3%	6.5	0.3%
Other	1.1	0.1%	1.5	0.1%

Total	$2,101.8	100.0%	$2,113.7	100.0%

Asset Class	Book Value (06/30/2006)	Percent of Book Value	Book Value (12/31/2005)	Percent of Book Value
Municipal Bonds	$1,550.0	73.8%	$1,537.0	72.7%
Taxable Bonds	336.8	16.0%	366.3	17.3%
Convertible Bonds	109.6	5.2%	107.5	5.1%
Short-Term	75.2	3.6%	70.5	3.4%
Other	30.2	1.4%	32.4	1.5%

Total	$2,101.8	100.0%	$2,113.7	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Average duration of 6.0 and 5.8 years at 06/30/2006 and 12/31/2005, respectively.

8	Quarterly Operating Supplement for the Period Ended June 30, 2006 / Consolidated Investment Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Consolidated Gross Par Originated

	Quarter ended
	June 30 2006			June 30 2005
	Direct	Assumed**	Total	Direct	Assumed**	Total
Public Finance	$859	$852	$1,711	$472	$809	$1,281
Structured Finance	6,514	498	7,012	2,416	255	2,671

Total	$7,373	$1,350	$8,723	$2,888	$1,064	$3,952

	Six months ended
	June 30 2006			June 30 2005
	Direct	Assumed**	Total	Direct	Assumed**	Total
Public Finance	$1,330	$2,887	$4,217	$939	$2,012	$2,951
Structured Finance	11,911	812	12,723	3,713	972	4,685

Total	$13,241	$3,699	$16,940	$4,652	$2,984	$7,636

Sector Breakout

Public Finance	Net Par Outstanding (06/30/2006)	Percent of total Net Par	Net Par Outstanding (12/31/2005)	Percent of total Net Par
General Obligations	$16,110	17.8%	$15,160	19.8%
Healthcare	9,373	10.3%	8,727	11.4%
Utilities	6,024	6.7%	5,686	7.4%
Transportation	5,064	5.6%	4,739	6.2%
Tax Backed	4,848	5.4%	4,540	5.9%
Education	3,919	4.3%	3,513	4.6%
Investor-Owned Utilities	2,349	2.6%	1,690	2.2%
Long Term Care	1,502	1.7%	1,292	1.7%
Housing	765	0.8%	618	0.8%
Second-To-Pay Municipal Wrap	23	0.0%	427	0.6%
Other Public Finance	761	0.8%	851	1.1%

Subtotal Public Finance	$50,738	56.0%	$47,243	61.7%

Structured Finance	Net Par Outstanding (06/30/2006)	Percent of total Net Par	Net Par Outstanding (12/31/2005)	Percent of total Net Par
Collateralized Debt Obligations	$33,114	36.5%	$22,736	29.7%
Asset Backed - Commercial and Other	2,129	2.3%	1,784	2.3%
Asset Backed - Consumer	1,983	2.2%	1,714	2.2%
Asset Backed - Mortgage and MBS	1,221	1.4%	1,287	1.7%
Other Structured Finance	1,414	1.6%	1,810	2.4%
Subtotal Structured Finance	39,861	44.0%	29,331	38.3%

Total	$90,599	100.0%	$76,574	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Reflects one quarter lag

9	Quarterly Operating Supplement for the Period Ended June 30, 2006 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Rating Distribution**

Rating**	Net Par Outstanding (06/30/2006)	Percent of total Net Par	Net Par Outstanding (12/31/2005)	Percent of total Net Par
Public Finance
AAA	$1,117	1.2%	$1,380	1.8%
AA	15,636	17.2%	13,664	17.8%
A	17,946	19.8%	18,036	23.6%
BBB	13,664	15.1%	12,338	16.1%
Investment Grade	522	0.6%	584	0.8%
Below Investment Grade	1,063	1.2%	902	1.2%
Not Rated	790	0.9%	339	0.4%

Subtotal Public Finance	$50,738	56.0%	$47,243	61.7%

Structured Finance
AAA	$31,883	35.2%	$21,155	27.6%
AA	2,430	2.7%	2,727	3.6%
A	1,392	1.5%	1,288	1.7%
BBB	2,959	3.3%	3,012	3.9%
Investment Grade	3	0.0%	—	0.0%
Below Investment Grade	248	0.3%	552	0.7%
Not Rated	946	1.0%	597	0.8%

Subtotal Structured Finance	$39,861	44.0%	$29,331	38.3%

Total
AAA	$33,000	36.4%	$22,535	29.4%
AA	18,066	19.9%	16,391	21.4%
A	19,338	21.3%	19,324	25.3%
BBB	16,623	18.4%	15,350	20.0%
Investment Grade	525	0.6%	584	0.8%
Below Investment Grade	1,311	1.5%	1,454	1.9%
Not Rated	1,736	1.9%	936	1.2%

Total	$90,599	100.0%	$76,574	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

10	Quarterly Operating Supplement for the Period Ended June 30, 2006 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Geographic Diversification

State	Net Par Outstanding (06/30/2006)	Percent of total Net Par	Net Par Outstanding (12/31/2005)	Percent of total Net Par
Domestic public finance
California	$5,745	6.3%	$5,182	6.8%
New York	5,034	5.6%	4,835	6.3%
Texas	3,739	4.1%	3,625	4.7%
Pennsylvania	3,001	3.3%	2,907	3.8%
Florida	2,933	3.2%	2,681	3.5%
Illinois	2,812	3.1%	2,654	3.5%
New Jersey	2,256	2.5%	1,994	2.6%
Massachusetts	2,254	2.5%	2,178	2.8%
Washington	1,546	1.7%	1,549	2.0%
Colorado	1,288	1.4%	1,165	1.5%

Top ten states – domestic public finance subtotal	30,608	33.7%	28,770	37.5%
Total of other states – domestic public finance	17,813	19.7%	16,960	22.2%

Total domestic public finance	48,421	53.4%	45,730	59.7%
Domestic structured finance	31,272	34.6%	24,595	32.1%
International public and structured finance	10,906	12.0%	6,249	8.2%

Total	$90,599	100.0%	$76,574	100.0%

*	See Consolidated Explanatory Notes on page 16.

11	Quarterly Operating Supplement for the Period Ended June 30, 2006 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

25 Largest Public Finance Exposures

	Net Par Outstanding (06/30/2006)	Percent of total Net Par	Rating **
New York, New York GO	$660	0.7%	AA-
California State GO	622	0.7%	A+
Chicago, City Of	477	0.5%	AA-
Port Authority of New York & New Jersey	454	0.5%	AA-
Massachusetts State GO	335	0.4%	AA
Metropolitan Transportation Authority New York	319	0.4%	A
New Jersey Econ Dev Auth School Fac	314	0.3%	AA-
New York City Muni Water Finance	306	0.3%	AA+
Long Island Power Authority New York	283	0.3%	A-
Jefferson County Alabama Gas & Sewer	275	0.3%	A
Illinois State GO	271	0.3%	AA
Massachusetts School Building Authority	257	0.3%	AA
New Jersey Trans Trust Fund Auth	255	0.3%	AA-
Washington State	254	0.3%	AA
Government of Puerto Rico	249	0.3%	BBB
New Jersey Turnpike Authority	249	0.3%	A
Houston Airport System	249	0.3%	A
Los Angeles Unified School District	249	0.3%	AA-
California Economic Recovery Bonds	235	0.3%	AA-
Illinois Toll Highway Authority	226	0.2%	AA-
San Francisco International Airport	220	0.2%	A
Puerto Rico Highway & Trans Authority	218	0.2%	BBB+
Dallas Fort Worth International Airport	206	0.2%	A+
Detroit, City Of	186	0.2%	BBB-
Anaheim Public Finance Authority	182	0.2%	BBB-

Total	$7,551	8.3%

Largest	Structured Finance Exposures

Radian’s	largest Structured Finance exposures consist of the following:

•	One $600 million transaction representing a Static Synthetic Investment Grade CDO with a AAA attachment point.

•	Fourteen $450 million transactions representing Static Synthetic Investment Grade CDO’s with AAA attachment points.

•	One $450 million transaction representing a Second-to-Pay CDO with a AAA attachment point.

These	16 transactions combine to total $7.35 billion, or 8.1% of Radian’s Net Par Outstanding as of June 30, 2006.

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

12	Quarterly Operating Supplement for the Period Ended June 30, 2006 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Below Investment Grade Exposure by Sector

Sector	Net Par Outstanding (06/30/2006)	Percent of total Net Par
Public Finance
General Obligations	$587	0.7%
Healthcare	121	0.1%
Tax Backed	96	0.1%
Education	82	0.1%
Long Term Care	59	0.1%
Utilities	43	0.0%
Housing	24	0.0%
Transportation	3	0.0%
Investor-Owned Utilities	2	0.0%
Other Public Finance	46	0.1%

Subtotal Public Finance	1,063	1.2%

Structured Finance
Collateralized Debt Obligations	128	0.1%
Asset Backed - Consumer	110	0.1%
Asset Backed - Commercial and Other	10	0.0%
Asset Backed - Mortgage and MBS	—	0.0%
Other Structured Finance	—	0.0%

Subtotal Structured Finance	248	0.2%

Total	$1,311	1.4%

10 Largest Health Care Exposures

	Net Par Outstanding (06/30/2006)	Percent of total Net Par	Rating **
Medlantic Helix Parent	$120	0.1%	A-
Bon Secours Health System Inc	117	0.1%	A-
Kaiser Permanente	109	0.1%	A+
Adventist Health System	107	0.1%	A+
Ascension Health	98	0.1%	Aa2
Catholic Healthcare West	94	0.1%	A-
Sutter Health	88	0.1%	AA-
University Hospital of Denver	85	0.1%	A
SSM Health Care System	84	0.1%	AA-
Banner Health SYS	74	0.1%	AA-

Total	$976	1.0%

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

13	Quarterly Operating Supplement for the Period Ended June 30, 2006 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Net Debt Service Amortization

	Scheduled Net Debt Service Amortization as of 06/30/2006	Ending Net Debt Service Outstanding
2006	$3,508	$122,977
2007	7,829	115,148
2008	6,468	108,680
2009	8,621	100,059
2010	9,233	90,826
2011-2015	38,153	52,673
2016-2020	19,395	33,278
2021-2025	14,620	18,658
After 2025	18,658	—

Total	$126,485

*	See Consolidated Explanatory Notes on page 16.

14	Quarterly Operating Supplement for the Period Ended June 30, 2006 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated CDO Exposure* ($ Millions)

Total CDO Exposure

	Net Par Outstanding (06/30/2006)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2005)	Percent of Total CDO Net Par
Direct	$31,910	96.4%	$21,442	94.3%
Assumed	1,204	3.6%	1,294	5.7%

Total	$33,114	100.0%	$22,736	100.0%

Total CDO Portfolio Rating Distribution**

	Net Par Outstanding (06/30/2006)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2005)	Percent of Total CDO Net Par
AAA	$29,024	87.7%	$18,267	80.3%
AA	2,263	6.8%	2,470	10.9%
A	571	1.7%	604	2.7%
BBB	897	2.7%	982	4.3%
Below Investment Grade	128	0.4%	413	1.8%
Not Rated	231	0.7%	—	0.0%

Total	$33,114	100.0%	$22,736	100.0%

Direct CDO Underlying Asset Types

	Direct CDO Net Par Outstanding (06/30/2006)	Percent of Direct CDO Net Par	Direct CDO Net Par Outstanding (12/31/2005)	Percent of Direct CDO Net Par
Corporates	$30,815	96.6%	$20,019	93.4%
ABS	1,095	3.4%	1,423	6.6%

Total	$31,910	100.0%	$21,442	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

15	Quarterly Operating Supplement for the Period Ended June 30, 2006 / Consolidated CDO Exposure

Radian Asset Assurance Inc.

Consolidated Explanatory Notes

1. The accompanying unaudited GAAP financial information includes the accounts of Radian, Radian Asset Assurance Limited, Radian Financial Products Limited, Van-American Companies, Inc. and Asset Recovery Solutions.

These unaudited consolidated financial statements do not include all of the information and disclosures required by generally accepted accounting principles. These financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto, including the Report of Independent Registered Public Accounting Firm for Radian for the year ended December 31, 2005, as filed in accordance with 15c2-12 of the Securities Exchange Act of 1934.

2. In May 2004, Moody’s provided Radian with an initial insurance financial strength rating of Aa3. Concurrently, and in anticipation of the merger of Radian Reinsurance Inc. (Radian Reinsurance) with and into Radian, Moody’s downgraded the insurance financial strength rating of Radian Reinsurance from Aa2 to Aa3. As a result of this downgrade, two of the primary insurer customers had the right to recapture previously written business ceded to Radian Reinsurance. One of these customers agreed, without cost to or concessions by Radian, to waive its recapture rights. Effective February 28, 2005, the remaining primary insurer customer with recapture rights recaptured approximately $7.4 billion of par in-force that it had ceded to Radian Reinsurance, including $54.7 million of premiums written through the recapture date, $4.5 million of which already had been treated as earned under GAAP and was required to be recorded as an immediate reduction of earned premium at the time of recapture. Also, in connection with the recapture in the first quarter of 2005, Radian was reimbursed for policy acquisition costs of approximately $17.1 million for which the carrying value under GAAP was $18.8 million. This required Radian to write-off policy acquisition costs of $1.7 million. The aggregate result of the recapture was a reduction in pre-tax income of $6.2 million. In March 2005, without cost to or concessions by Radian, this customer waived its remaining right to recapture an additional $5.2 billion of par in force that it had ceded to Radian through December 31, 2004.

3. During June, 2006 Standard & Poor’s affirmed the AA insurance financial strength rating of Radian, and revised upward its outlook to stable.

4. For the year to date period ended June 30, 2006, net premiums written were $135.0 million as compared to $74.3 million for the same period in 2005. This increase was primarily the result of the 2005 recapture which reduced net premiums written by $54.7 million in 2005 coupled with the $14.8 million decrease in Trade Credit net premiums period over period as a result of Radian’s exiting this line of business. Exclusive of the recapture and Trade Credit, the other lines reflect a net increase in net premium written of $20.8 million.

5. For the quarter ended June 30, 2006, the change in fair value of derivatives was $(21.3) million as compared to $8.9 million for the same period in 2005. The 2006 quarterly loss is primarily due to the widening credit spreads on new and existing deals. The results for the year to date period of 2006 included a loss of $17.2 million on a credit that was settled in March 2006. The year to date 2005 loss included an $11.9 million loss on one high-yield deal.

6. At June 30, 2006, the mark to market on credit derivatives was $74.0 million compared to a mark to market of $23.4 million at December 31, 2005. The increase in the mark was primarily due to Radian paying $68.0 million to a counterparty in March 2006 in consideration for the termination of one credit.

16	Quarterly Operating Supplement for the Period Ended June 30, 2006 / Consolidated Explanatory Notes

Safe Harbor Statement

All statements made in this document that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, or changes or volatility in interest rates; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by our insurance; the loss of a customer with whom we have a concentration of our insurance in force; increased severity or frequency of losses associated with certain of our products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of our mortgage insurance policies; downgrades of, or other ratings actions with respect to, our credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to our operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumers lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted including legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of our mortgage insurance policies; vulnerability to the performance of our strategic investments; changes in the availability of affordable or adequate reinsurance for our non-prime risk; international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities. For more information regarding these risks and uncertainties as well as certain additional risks faced by us, please refer to the risk factors detailed in Item 1A of Part I of Radian Group Inc.’s annual report on Form 10-K for the year ended December 31, 2005. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date on which this information was publicly released. We do not intend to, and disclaim any duty or obligation to, update or revise any forward-looking statements made in this document to reflect new information, future events or for any other reason.

17	Quarterly Operating Supplement for the Period Ended June 30, 2006 / Safe Harbor Statement